                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 1997

                         Concorde Gaming Corporation
           ----------------------------------------------------------
             (exact name of registrant as specified in its charter)


         Colorado                   0-8698                   84-0716683
 - - - - - - - - - - - - -    - - - - - - - - - - -    - - - - - - - - - - - -
(State of other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)           Identification No.)


                                3290 Lien Street
                       Rapid City, South Dakota 57702
           ----------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

    Registrant's telephone number, including area code:      (605) 341-7738

                               Not Applicable
           ----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.

     (a) On June 16, 1997, Concorde Gaming Corporation (the "Registrant") completed the exchange of substantially all of the assets related to its video lottery route operations in South Dakota (the "Video Lottery Assets"), pursuant to the terms of an Asset Exchange Agreement (the "Agreement") dated June 12, 1997 by and among the Registrant, North Star Casino Limited Liability Company ("North Star"), Concorde Gaming of South Dakota, Inc. ("Concorde South Dakota"), a South Dakota corporation, Midwest Gaming, Inc. ("Midwest Gaming"), a South Dakota corporation, and Concorde Cripple Creek, Inc. ("Concorde Cripple Creek"), a Colorado corporation.

           The Agreement provided that the Registrant will exchange its Video Lottery Assets for substantially all of the assets of North Star used in its business of owning and operating the Golden Gates Casino in Black Hawk, Colorado (the "Casino Assets"). In addition, the Registrant will pay $870,000 in cash, subject to adjustment, assume approximately $380,000 in liabilities and issue 1,743,333 shares of the Registrant's common stock.

           A condition to the Registrant acquiring the Casino Assets is the Registrant being licensed by the Colorado Gaming Commission on or before September 1, 1997. In the event the Registrant is not licensed by the Commission within such time period, North Star shall be obligated to pay the Registrant $1.6 million for the Video Lottery Assets pursuant to the terms of a promissory note due in full on December 31, 1996.

           The consideration received pursuant to the Agreement was determined through arm's length negotiations.

     (b)   Not applicable

Item 7.  Financial Statements and Exhibits.

     (a)   Not applicable

     (b) The pro forma financial information furnished herein reflects the transfer of the Video Lottery Assets to North Star in consideration for the $1.6 million promissory note, pending the Registrant's receipt of a gaming license and the subsequent transfer of the Casino Assets.


           Table of Contents:
               Introduction                                                                   F-1
               Pro Forma Condensed Consolidated Balance Sheet at March 31, 1997               F-2
               Pro Forma Consolidated Statement of Operations for Six Months
                   Ended March 31, 1997                                                       F-3
               Pro Forma Consolidated Statement of Operations for the
                   Fiscal Year Ended September 30, 1996                                       F-4
               Notes of Pro Forma Condensed Consolidated Financial Statements                 F-5

     (c)   Exhibits

           10. Asset Exchange Agreement dated June 12, 1997 by and among the Registrant, North Star, Concorde South Dakota, Midwest Gaming, and Concorde Cripple Creek (1)

           20.     Press Release dated June 16, 1997 (1)

----------------
(1) Incorporated by reference to the Registrant's Current Report on Form 8-K dated July 1, 1997

                        Pro Forma Financial Information


            Pro Forma Condensed Consolidated Financial Statements of
                          Concorde Gaming Corporation
             Adjusted for the Transfer of the Video Lottery Assets

                                  Introduction

The following pro forma condensed consolidated balance sheet as of March 31, 1997 and the pro forma condensed consolidated statements of operations for the fiscal year ended September 30, 1996 and for the six months ended March 31, 1997, give effect to the transfer of the Video Lottery Assets in consideration for a promissory note for $1.6 million. The promissory note for $1.6 million will be cancelled upon the Registrant's receipt of a gaming license prior to September 1, 1997 and the transfer of the Casino Assets to the Registrant. The statements include the adjustments described in the accompanying notes to the pro forma condensed consolidated financial statements.

The pro forma condensed consolidated financial statements are not necessarily indicative of the results which actually would have occurred if the transfer of the Video Lottery Assets had taken place on the dates indicated, nor are they necessarily indicative of future results. The pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of the Company filed with the Securities and Exchange Commission in its Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996.

                          Concorde Gaming Coporation
                Pro Forma Condensed Consolidated Balance Sheet
                                March 31, 1997
                                 (Unaudited)


                                               Historical         Pro Forma        Pro Forma
  Assets                                        3-31-97          Adjustments        3-31-97
                                            ---------------  -----------------  ---------------
Current assets:
  Cash                                      $     4,886,550  (a) $      (8,200) $     4,878,350
  Other current assets                              101,903  (a)       (52,807)          49,096
                                            ---------------                     ---------------
    Total current assets                          4,988,453                           4,927,446
                                            ---------------                     ---------------

Investments and long-term receivables               236,331  (a)     1,600,000        1,836,331
                                            ---------------                     ---------------

Property and equipment, net                       1,685,443  (a)    (1,244,958)         440,485
                                            ---------------                     ---------------

Intangibles                                         673,344  (a)      (329,211)         344,133
                                            ---------------                     ---------------

                                            $     7,583,571                     $     7,548,395
                                            ===============                     ===============


  Liabilities and Stockholder's Equity
Current liabilities:
  Current maturities of long-term debt      $       492,857                     $       492,857
  Accounts payable                                  105,910  (a)       (33,841)          72,069
  Accrued expenses                                  259,503                             259,503
  Income tax payable                                841,200                             841,200
                                            ---------------                     ---------------
           Total current liabilities              1,699,470                           1,665,629
                                            ---------------                     ---------------

Long-term debt, less current maturities             333,412                             333,412
                                            ---------------                     ---------------

Deferred income taxes                                46,600                              46,600
                                            ---------------                     ---------------

                                            ---------------                     ---------------
Stockholders' equity                              5,504,089  (a)        (1,335)       5,502,754
                                            ---------------                     ---------------

                                            $     7,583,571                     $     7,548,395
                                            ===============                     ===============


                          Concorde Gaming Coporation
           Pro Forma Condensed Consolidated Statement of Operations
                       Six Months Ended March 31, 1997
                                 (Unaudited)

                                                                                                  CGSD & MGI total
                                                                                                   March 31, 1997
                                               Historical         Pro Forma        Pro Forma          Pro Forma
                                                3-31-97          Adjustments        3-31-97          Adjustments
                                            --------------- ------------------  ---------------   ----------------
Revenues:
  Video lottery                             $     3,836,937  (b) $  (3,708,819) $       128,118
  Management agreement                              208,371  (c)      (208,371)               0
  Other                                              25,901  (b)       (10,037)          15,864
                                            ---------------                     ---------------
                                                  4,071,209                             143,982

Costs and expenses:
  Video lottery state share                       1,907,536  (b)    (1,843,477)          64,059
  Video lottery location share                    1,279,291  (b)    (1,279,291)               0
  Compensation expense                              482,122  (b)      (163,160)         288,871
                                                             (c)       (30,091)
  Business development costs                         66,402                              66,402
  Depreciation and amortization                     331,330  (b)      (262,577)          39,857
                                                             (c)       (28,896)
  Operating expenses                                447,857  (b)      (221,044)         182,301
                                                             (c)       (44,512)
                                            ---------------                     ---------------
    Total costs and expenses                      4,514,538                             641,490
                                            ---------------                     ---------------
Operating (loss)                                   (443,329)                           (497,508)
                                            ---------------                     ---------------
Other income (expense):
  Interest income                                    32,549  (b)        38,210           70,759
                                                             (c)             0
  Gain on termination of
    management agreement                          2,819,750  (c)    (2,819,750)               0
  Other                                              44,114  (b)       (25,726)          18,039
                                                             (c)          (349)
  Interest expense and financing costs             (243,716) (b)        45,901            2,643
                                                             (c)       200,458
                                            ---------------                     ---------------
                                                  2,652,697                              91,441
                                            ---------------                     ---------------
Income before income taxes                        2,209,368                            (406,067)
Federal and state income taxes                      769,100  (b)        42,400         (142,100)
                                                             (c)      (953,600)
                                            ---------------                     ---------------
Net income                                  $     1,440,268                     $      (263,967)
                                            ===============                     ===============

Net income per common and
  common equivalent share                              0.07                               (0.01)
                                            ===============                     ===============

Weighted average number of common and
  common equivalent shares outstanding           22,180,524                          22,180,524
                                            ===============                     ===============


                          Concorde Gaming Coporation
           Pro Forma Condensed Consolidated Statement of Operations
                     Fiscal Year Ended September 30, 1996
                                 (Unaudited)

                                                                                                  CGSD & MGI total
                                                                                                   March 31, 1997
                                               Historical         Pro Forma        Pro Forma          Pro Forma
                                                9-30-96          Adjustments        9-30-96          Adjustments
                                            --------------- ------------------  ---------------   ----------------
Revenues:
  Video lottery                             $     8,985,467  (b) $  (8,818,352) $       167,115
  Management agreement                            2,064,649  (c)    (2,064,649)               0
  Other                                             192,470  (b)      (144,676)          47,794
                                            ---------------                     ---------------
                                                 11,242,586                             214,909
                                            ---------------                     ---------------

Costs and expenses:
  Video lottery state share                       4,471,432  (b)    (4,387,875)          83,557
  Video lottery location share                    2,891,852  (b)    (2,891,852)               0
  Compensation expense                              981,536  (b)      (403,474)         489,092
                                                             (c)       (88,970)
  Business development costs                         74,786                              74,786
  Depreciation and amortization                     636,331  (b)      (535,086)          31,895
                                                             (c)       (69,350)
  Operating expenses                              1,234,633  (b)      (581,675)         364,320
                                                             (c)      (288,638)
                                            ---------------                     ---------------
    Total costs and expenses                     10,290,570                           1,043,650
                                            ---------------                     ---------------
Operating income                                    952,016                            (828,741)
                                            ---------------                     ---------------
Other income (expense):
  Interest income                                   683,444  (b)        68,831          105,800
                                                             (c)      (646,475)
  Other                                              55,253  (b)         4,905           60,158
                                                             (c)             0
  Interest expense and financing costs             (794,054) (b)       115,429          (94,915)
                                                             (c)       583,710
                                            ---------------                     ---------------
                                                    (55,357)                             71,043
                                            ---------------                     ---------------
Income before income taxes                          896,659                            (757,698)
Federal and state income taxes                      339,000  (b)         9,800         (264,500)
                                                             (c)      (613,300)
                                            ---------------                     ---------------
Net income                                  $       557,659                     $      (493,198)
                                            ===============                     ===============

Net income per common and
  common equivalent share                              0.03                               (0.02)
                                            ===============                     ===============

Weighted average number of common and
  common equivalent shares outstanding           22,175,415                          22,175,415
                                            ===============                     ===============

                          Concorde Gaming Coporation
        Notes of Pro Forma Condensed Consolidated Financial Statements
                                 (Unaudited)


(a) To reflect the transfer of the Video Lottery Assets in conjunction with the Asset Exchange Agreement and to report the consideration of the $1.6 million promissory note, pending the transfer of the Casino Assets:


        Promissory note                                  $   1,600,000

        Book value of Video Lottery Assets transferred:
          Cash and other current assets                        (61,007)
          Equipment                                         (1,244,958)
          Intangibles                                         (329,211)
          Accounts payable transferred                          33,841
                                                         -------------
        Loss on transfer of Video Lottery Assets         $      (1,335)
                                                         =============




(b) To reflect the reduction in revenues, expenses and net income from the transfer of the Video Lottery Assets; and reflect the assumed interest income earned on the promissory note. Assume interest income earned on cash is 5% per annum.


(c) To reflect the reduction in operating and interest expenses from the termination of the Management Agreement; and reflect assumed interest income earned on cash proceeds remaining after reduction of notes payable. Assume interest income earned on cash is 5% per annum. Interest income is reduced by the actual interest earning on the note receivable from TAT.

Signatures:

        In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CONCORDE GAMING CORPORATION



Date: August 29, 1997                   By: /s/ David L. Crabb
                                           --------------------------------
                                            David L. Crabb
                                            Chief Financial Officer